UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2015

USD Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36674	30-0831007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2800

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(281) 291-0510

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory arrangements of Certain Officers.

On June 12, 2015, our Chief Strategy Officer and Head of M&A, Guillermo Sierra announced his intention to immediately leave the Company to pursue other interests and opportunities in the industry.

In connection with Mr. Sierra’s departure, Dan Borgen, our Chairman, President and CEO said: “Guillermo has been a critical leader in the development of our expanding vision as well as in the execution of our initial public offering and our partnership with Energy Capital Partners.”

“We look forward to working with Guillermo in the future through any other endeavors that he will pursue and we wish him the best,” said our Executive Vice President and Chief Commercial Officer, Brad Sanders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USD Partners LP

	By:	USD Partners GP LLC,
its general partner

Dated: June 12, 2015	By:	/s/ Adam Altsuler
	Name:	Adam Altsuler
	Title:	Vice President and Chief Financial Officer